UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2017
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2017, Masonite International Corporation (the “Company”) held the 2017 Annual General Meeting of Shareholders (the "Annual Meeting") at the University Club of Tampa in Tampa, Florida. A total of 27,124,415 shares of the Company's common stock, out of a total of 30,069,430 shares of the Company's common stock outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Election of Directors

The following directors were elected to the Company’s Board of Directors at the Annual Meeting to serve as Directors until the Company’s 2018 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick J. Lynch	25,629,397	578,901	916,117
Jody L. Bilney	25,629,408	578,890	916,117
Robert J. Byrne	25,628,247	580,051	916,117
Peter R. Dachowski	25,628,247	580,051	916,117
Jonathan F. Foster	25,544,752	663,546	916,117
George A. Lorch	25,565,565	642,733	916,117
Rick J. Mills	25,645,382	562,916	916,117
Francis M. Scricco	25,629,508	578,790	916,117
John C. Wills	25,572,584	635,714	916,117

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
26,013,934	193,511	853	916,117

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders voted at the Annual Meeting to approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
27,116,835	7,531	49	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 15, 2017	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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